CERTIFICATION  OF  PERIODIC  FINANCIAL  REPORT  PURSUANT  TO SECTION  906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002  (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Penseco Financial Services Corporation (the "Company") certifies to his knowledge that:

     (1) The Annual Report on Form 10-K of the Company for the year ended December 31, 2006 (the "Form 10-K") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and

     (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial conditions and results of operations of the Company as for the dates and for the periods referred to in the Form 10-K.

                               /s/ Craig W. Best
                               -------------------
                               Craig W. Best
                               President and CEO
                               February 26, 2007

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CERTIFICATION  OF  PERIODIC  FINANCIAL  REPORT  PURSUANT  TO SECTION  906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002  (subsection (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Penseco Financial Services Corporation (the "Company") certifies to his knowledge that:

     (1) The Annual Report on Form 10-K of the Company for the year ended December 31, 2006 (the "Form 10-K") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Act"); and

     (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial conditions and results of operations of the Company as for the dates and for the periods referred to in the Form 10-K.
                               /s/ Patrick Scanlon
                               -------------------
                               Patrick Scanlon
                               Controller
                               February 26, 2007